                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Micro-Media Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                 August 3, 1998


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Micro-Media Solutions, Inc. (the "Company") to be held at 10:00 a.m. local time, on Monday, September 21, 1998, at the offices of the Company located at 501 Waller Street, Austin, Texas. At this meeting you will be asked to:

          (i) Elect five directors to serve until the annual meeting of shareholders to be held in 1999;


          (ii) Approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "MSI Holdings, Inc.";



          (iii) Approve the adoption of the Company's 1998 Stock Option Plan;



          (iv) Approve and ratify the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 1999; and



          (v) Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.



     It is important that your shares be represented at the meeting; therefore, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.


                                            Very truly yours,

                                            Jose G. Chavez
                                            Chairman of the Board

Austin, Texas
August 3, 1998

                          MICRO-MEDIA SOLUTIONS, INC.
                               501 WALLER STREET
                              AUSTIN, TEXAS 78702

                            ------------------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 1998

                            ------------------------


     The Annual Meeting of Shareholders of Micro-Media Solutions, Inc., a Utah corporation (hereinafter the "Company"), will be held at the offices of the Company located at 501 Waller Street, Austin, Texas, on Monday, September 21, 1998, at 10:00 a.m. local time. The annual meeting will be held for the following purposes:


          1. Election of five directors to serve until the annual meeting of shareholders to be held in 1999;


          2. Approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "MSI Holdings, Inc.";



          3. Approval of the adoption of the 1998 Stock Option Plan;



          4. Approval and ratification of the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 1999; and



          5. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.


     Only shareholders of record at the close of business on August 17, 1998 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. A list of shareholders entitled to vote at the meeting will be available at the meeting for examination by any shareholder.

     It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO THE COMPANY IN THE ENCLOSED ADDRESSED AND STAMPED ENVELOPE. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting and withdrawing the proxy. Please date, sign and return the enclosed proxy immediately in the stamped envelope provided.

                                            By Order of the Board of Directors

                                            Mitchell C. Kettrick,
                                            Secretary

Austin, Texas
August 3, 1998

                          MICRO-MEDIA SOLUTIONS, INC.
                               501 WALLER STREET
                              AUSTIN, TEXAS 78702

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 1998


     This Proxy Statement is furnished to shareholders of Micro-Media Solutions, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies to be used at the 1998 Annual Meeting of Shareholders of the Company to be held September 21, 1998 (the "Annual Meeting"). Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company before the Annual Meeting and not revoked. Any shareholder giving such a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the Annual Meeting and withdrawing the proxy. Attendance at the meeting will not constitute automatic revocation of the proxy. This Proxy Statement and the enclosed proxy form are first being sent to shareholders on or about August 3, 1998.


     Included with this Proxy Statement are copies of the Company's Annual Report for 1998 for the fiscal year ended March 31, 1998. The Annual Report for 1998 does not form any part of the proxy solicitation material.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Voting of Proxies at Meeting................................    2
Persons Making the Solicitation.............................    2
Outstanding Capital Stock...................................    2
Quorum and Voting...........................................    2
Security Ownership of Certain Beneficial Owners and
  Management................................................    3
Election of Directors.......................................    4
  Nominees..................................................    4
Board Meetings, Committees and Attendance...................    5
  Board Meetings............................................    5
  Audit Committee...........................................    5
  Compensation Committee....................................    5
Section 16 Requirements.....................................    5
Transactions with Directors, Officers and Affiliates........    6
Management..................................................    7
  Executive Officers........................................    7
Executive Compensation......................................    8
  Summary Compensation Table................................    8
  Option Grants During 1998 Fiscal Year.....................    8
  Option Exercises During 1998 Fiscal Year and Fiscal Year
     End Option Values......................................    9
Aggregated Option Exercises in Last Fiscal Year and FY-End
  Option Values.............................................    9
  Compensation of Directors.................................    9
  Employment Agreement......................................    9
  Compensation Committee Interlocks and Insider
     Participation..........................................    9
Proposal to Approve Amendment to Articles of Incorporation
  to Change Name of Company.................................   10
Proposal to Approve Adoption of 1998 Stock Option Plan......   11
  Background and Summary of Terms...........................   11
  Tax Status of Stock Options...............................   12
  Required Vote.............................................   13
Proposal to Ratify the Appointment of Brown, Graham &
  Company, P.C. as Independent Auditors.....................   14
Shareholders' Proposals.....................................   15
Miscellaneous...............................................   15

                          VOTING OF PROXIES AT MEETING


     When shareholders have appropriately specified how their proxies should be voted, the proxies will be voted accordingly. Unless the shareholder otherwise specifies therein, the proxy will be voted (i) FOR the election as directors of the five nominees listed under "Election of Directors," (ii) FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "MSI Holdings, Inc."; (iii) FOR approval of the adoption of the Company's 1998 Stock Option Plan; (iv) FOR approval and ratification of the appointment of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 1999, and (v) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business.


                        PERSONS MAKING THE SOLICITATION


     The accompanying proxy is being solicited by the Board of Directors of the Company. The cost of soliciting the proxies will be borne entirely by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by forwarding brokers and intermediaries and directors, officers and employees of the Company. Such brokers and intermediaries, directors, officers and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.


                           OUTSTANDING CAPITAL STOCK


     The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting is August 17, 1998 (the "Record Date"). At the close of business on July 31, 1998 the Company had 10,851,261 shares of common stock, $0.10 par value per share, issued and outstanding ("Common Stock") and entitled to vote at the Annual Meeting.



                               QUORUM AND VOTING



     The presence, in person or by proxy, of the holders of a majority of all outstanding shares of the Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, affirmative votes equal to at least (i) a plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of directors,
(ii) the votes of a majority of all shares of Common Stock outstanding and entitled to vote at the Annual Meeting in person or by proxy is required to approve an amendment to the Company's Articles of Incorporation, and (iii) a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve any other matter. In deciding all questions, each shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock held in such shareholder's name on the record date. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal as a negative vote. Where nominee record holders do not vote on specific matters because they did not receive specific instructions on such matters from the beneficial owners of such shares ("broker non-votes"), such broker non-votes will not be included in vote totals and, as such, will have no effect on any proposal other than the proposal to amend the Company's Articles of Incorporation to change the name of the Company. Because such an amendment requires the approval of a majority of all outstanding shares of Common Stock, broker non-votes will have the same effect as a negative vote.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth, as of July 31, 1998, the number of shares of Common Stock beneficially owned by (1) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director and each nominee for director of the Company, (3) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, and (4) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each of the persons or groups named below has sole voting power and investment power with respect to such Common Stock.



                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                     NAME OF BENEFICIAL                        NUMBER OF
                       OWNER OR GROUP                           SHARES        PERCENT
                     ------------------                       -----------    ---------
Entrepreneurial Investors, Ltd.(2)..........................   8,286,740       36.58%
Jose G. Chavez(3)...........................................   7,225,000       31.89%
Mitchell C. Kettrick(4).....................................   1,500,000        6.62%
George Villalva(5)..........................................     475,000        2.10%
All officers and directors as a group (3 persons)(6)........   9,200,000       40.60%


---------------
 *  Less than one percent

(1) Includes shares of Common Stock of the Company beneficially owned by such persons. If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days after July 22, 1998, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of Common Stock that such person owns. Such shares are not included in the computation for any other person.

(2) Consists of ownership of (i) 400,000 shares of Series B 5% cumulative, convertible, non-voting preferred stock with a stated value of $5.30 per share (the "Series B Preferred Stock"), with each share of Series B Preferred Stock immediately convertible into 10 shares of Common Stock immediately and 6 warrants to purchase 6 shares of Common Stock exercisable immediately; (ii) 94,340 shares of Series C 6% cumulative, convertible, non-voting preferred stock with a stated value of $10.60 (the "Series C Preferred Stock"), each of which is immediately convertible into 10 shares of Company's Common Stock; and (iii) 94,340 shares of Series D 6% cumulative, convertible, non-voting preferred stock with a stated value of $10.60 (the "Series D Preferred Stock"), each of which is immediately convertible into 10 shares of Common Stock. EIL is a Bahamian company with its principal place of business at Citibank Building, 2nd Floor, East Mall Drive, Freeport, Bahamas.


(3) Includes options to purchase 100,000 shares of Common Stock. Mr. Chavez's address is 501 Waller Street, Austin, Texas 78702.



(4) Includes options to purchase 75,000 shares of Common Stock. Mr. Kettrick's address is 501 Waller Street, Austin, Texas 78702.


(5) Mr. Villalva resigned from the Board of Directors and as Vice President of the Company effective July 20, 1998.


(6) Includes the options to purchase shares identified in the preceding notes 3 and 4.

                             ELECTION OF DIRECTORS
                                    (ITEM I)


     Five directors are to be elected at the Annual Meeting for a term expiring at the next annual meeting or until their respective successors are duly elected and qualified. Entrepreneurial Investors, Ltd. has the right to designate one member of the Company's Board of Directors and when designated, the Company has agreed to use its best efforts to cause such designee to be elected to the Company's Board of Directors. Shareholders are not permitted to cumulatively vote their shares in connection with the election of directors.


     Set forth below is certain information concerning the persons nominated for election as directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE
NOMINEES.

NOMINEES:

     JOSE G. CHAVEZ


     Mr. Chavez, the President and Chief Executive Officer of the Company, has over 25 years' experience in manufacturing, engineering, system design and development, energy engineering, and computer technology management. He was plant manager for HDS, a division of Hart Graphics, Inc., a computer disk manufacturer, from 1991 to 1993, and manufacturing manager for Compuadd Corporation, a personal computer manufacturer, from 1989 to 1991. Mr. Chavez holds an electrical engineering degree from the University of Texas at El Paso and a business degree from the University of Redlands, Redlands, California. Mr. Chavez has been a director of the Company since June, 1997.


     MITCHELL C. KETTRICK

     Mr. Kettrick, the Vice-President of Technical Operations, has over 10 years' experience in manufacturing, test diagnostics, and networking. As co-founder of the Company in 1993, and the Company's Chief Technology Officer, he oversees technical services, system design, and information services. Previously, he was manager for quality assurance for Hart Distributions Services, a computer disk manufacturer, during 1992, and manufacturing systems test manager for Compuadd Corporation, a personal computer manufacturer, from 1987 to 1991. Mr. Kettrick holds an Associate of Applied Science in Computer Technology from Texas State Technical College. Mr. Kettrick has been a director of the Company since June, 1997.

     ERNESTO M. CHAVARRIA

     Mr. Chavarria, Director, has over 25 years' experience providing consulting services in the areas of international business development and public affairs to Fortune 500 Companies such as Southwestern Bell and GTE. He has been the President of ITBR, Inc., an international trade and consulting company since 1990. Mr. Chavarria has been a director of the Company since November, 1997.

     BLANDIDA CARDENAS

     Ms. Cardenas, Director, has been a Professor at the LBJ Institute for Teaching and Learning at the University of Texas-San Antonio since 1993 and has served as a Director of the Office of Minorities in Higher Education. She has also served as the Commissioner of Presidential Appointments to the U.S. Commission of Civil Rights. Ms. Cardenas has been a director of the Company since November, 1997.

     DANIEL DORNIER


     From August 1991 to June 1993, Mr. Dornier was an investment banker with SBC-Warburg Dillon Reed. From June 1993 to June 1995, Mr. Dornier served as a private investment manager for various companies owned by the Dornier family. From 1995 to the present, Mr. Dornier has served as President of Dornier Capital Advisors, where he manages investment portfolios for high net worth individuals in Europe and the United States. Mr. Dornier was appointed to the Company's Board of Directors on July 18, 1998 to fill the vacancy created by the resignation of Mr. George Villalva.

                   BOARD MEETINGS, COMMITTEES AND ATTENDANCE

BOARD MEETINGS


     The Board of Directors of the Company met one (1) time during the fiscal year ended March 31, 1998. Each director attended that meeting. The Board of Directors currently has two appointed committees, the Audit Committee and the Compensation Committee.


AUDIT COMMITTEE


     The Audit Committee is responsible for engaging and discharging the independent auditors of the Company and for monitoring internal audit functions and procedures. The members of the Audit Committee are Ms. Cardenas and Messrs. Chavarria and Dornier. Neither Ms. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Audit Committee was appointed effective July 18, 1998, and thus did not meet during the fiscal year ended March 31, 1998.


COMPENSATION COMMITTEE


     The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors on all matters relating to compensation and benefits provided to executive management. The members of the Compensation Committee are Ms. Cardenas and Messrs. Chavarria and Dornier. Neither Ms. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Compensation Committee was appointed effective July 18, 1998, and thus did not meet during the fiscal year ended March 31, 1998.


                            SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market. Such persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


     Based solely on its review of the copies of such forms received by it with respect to fiscal 1998 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that Messrs. Chavez and Kettrick were each late in filing Form 3 to report initial beneficial ownership in the Company and Form 4 to report a grant of stock options from the Company. Form 5 has now been filed late by Messrs. Chavez and Kettrick for the fiscal year ended March 31, 1998 to report these transactions.

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES


     As of the end of the Company's preceding fiscal year (i.e., March 31, 1997), the Company had advanced funds to Prima Development and Construction, Inc., Quality Communications, Inc. and Salas Concessions, Inc. (The "Related Parties"). The ownership and control of the Related Parties includes officers and directors of MSI and other outside investors.



     As of March 31, 1997, the amounts of those advanced funds to the Related Parties were as follows:



Prima Development and Construction, Inc. ...................  $251,983
Quality Communications, Inc. ...............................    84,394
Salas Concessions, Inc. ....................................    83,397
                                                              --------
          TOTAL.............................................  $419,774
                                                              ========



     During the fiscal year ended March 31, 1998, the Company lent an additional $142,265 to these Related Parties.



     As of March 31, 1998, the Company received payments in the amount of $562,039 in repayment of all of the advanced funds to the Related Parties. At March 31, 1998 the Company did not have any notes receivable or payables from any of the Related Parties.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                   NAME                                         POSITION
                   ----                                         --------
Jose G. Chavez............................  Chairman of the Board of Directors, President
                                            and Chief Executive Officer
Mitchell C. Kettrick......................  Vice President, Secretary and Director
George Villalva...........................  Vice President and Director
Jaime Munoz...............................  Director of Operations
Stephen Hoelscher.........................  Controller

     Information concerning the business experience of Messrs. Chavez and Kettrick is provided under the section entitled "Nominees."


     Jaime Munoz, Director of Operations, has over 10 years' direct experience in all related Project Management implementation. His background includes extensive experience with strategic planning, market assessment, new business development, preparing organizations for public offerings and mergers/acquisitions. Mr. Munoz manages the day-to-day operations of the Company, including approval of all financial requirements and maintaining shareholder relations. Mr. Munoz has a B.S. in Mechanical Engineering from the University of Texas at El Paso.



     Stephen Hoelscher, Controller, has 17 years' experience in accounting and auditing as a Certified Public Accountant. He manages the Company's accounting department, and banking and audit relationships. Before joining the Company, Mr. Hoelscher was Controller for Protos Software Co., a computer software manufacturer, from 1995 to 1997. From 1989 to 1995 Mr. Hoelscher was employed by Brown, Graham & Co., Austin, Texas, the Company's independent auditors, as Audit Manager.



     George Villalva, Vice-President of Operations from June 23, 1997 to July, 1998, is a registered architect. Prior to joining the Company, Mr. Villalva was an architect in solo practice in Austin, Texas for thirty years. Mr. Villalva resigned from the Board of Directors and as Vice President of the Company effective July 20, 1998 to pursue other interests.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, with respect to each of the Company's last three fiscal years, based on salary and bonus earned during each year (the "Named Executive Officers"), excluding any executive officer whose total salary and bonus do not exceed $100,000:


                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                                                              SECURITIES
                                    ANNUAL COMPENSATION                       UNDERLYING
                                    --------------------    OTHER ANNUAL       OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION(1)      (#)(2)      COMPENSATION($)
---------------------------  ----   ---------   --------   ---------------   ------------   ---------------
Jose G. Chavez...........    1998   $105,000    $     0        $7,800          100,000
  President and Chief        1997    100,000          0             0                0               0
  Executive Officer          1996     50,500     34,000             0                0               0


---------------


(1) Represents car allowance of $650.00 per month.



(2) Options to acquire shares of Common Stock.


OPTION GRANTS DURING 1998 FISCAL YEAR

     The following table sets forth the options granted during fiscal 1998 to the Named Executive Officers of the Company pursuant to the Chavez Agreement (as defined below). The Company did not grant any stock appreciation rights during fiscal 1998.


                                                           INDIVIDUAL GRANTS(1)
                                             ------------------------------------------------
                                                          % OF
                                                         TOTAL
                                                        OPTIONS
                                                       GRANTED TO   EXERCISE
                                             OPTIONS   EMPLOYEES    OR BASE
                                             GRANTED   IN FISCAL     PRICE       EXPIRATION
                   NAME                        (#)        YEAR       ($/SH)         DATE
                   ----                      -------   ----------   --------   --------------
Jose G. Chavez.............................  100,000      100%       $1.50     March 31, 2003


---------------


(1) All options become exercisable immediately upon date of grant.

OPTION EXERCISES DURING 1998 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table provides information related to options exercised by the Named Executive Officers during the 1998 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES


                                                                                  NUMBER OF         VALUE OF
                                                                                 SECURITIES        UNEXERCISED
                                                                                 UNDERLYING       IN-THE-MONEY
                                                                                 UNEXERCISED       OPTIONS AT
                                                                                 OPTIONS AT            FY-
                                                                                  FY-END(#)         END($)(1)
                                          SHARES                              -----------------   -------------
                                         ACQUIRED                               EXERCISABLE/      EXERCISABLE/
                NAME                  ON EXERCISE(#)   VALUE REALIZED($)(1)     UNEXERCISABLE     UNEXERCISABLE
                ----                  --------------   --------------------   -----------------   -------------
Jose G. Chavez......................       --                  --                 100,000/0        $962,500/0


---------------


(1) Value is calculated on the basis of the difference between the option exercise price and the market value of the Common Stock on the exercise date. The closing price of the Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board on July 31, 1998 was $10.125 per share.


COMPENSATION OF DIRECTORS


     Directors of the Company who are employees of the Company do not receive compensation as directors. The Company paid each non-employee director $1,000 for each meeting of the Board of Directors that he or she attended plus reasonable out-of-pocket expenses incurred by him or her.


EMPLOYMENT AGREEMENT


     On June 15, 1997, the Company entered into an employment agreement with Jose G. Chavez, President (the "Chavez Agreement"). The agreement terminates on March 31, 2001, subject to two one-year extensions. The Chavez Agreement provides for an annual salary of $100,000 and reimbursement of all reasonable out-of-pocket expenses. The Chavez Agreement also provides for a grant of an option to purchase up to 100,000 shares of Common Stock at a price of $1.50 per share exercisable for a period of five (5) years commencing on March 31, 1998. In addition, Chavez is entitled to a bonus, at the discretion of the Board of Directors, consisting of cash and common stock, calculated as follows: (1) for each ten percent (10%) increase in revenues above the base of $10,000,000 in fiscal 1998, Chavez shall be issued 100,000 shares of Common Stock at fifty percent (50%) of the then-current market value, not to exceed $1.70 per share; and (2) for each $1.00 increase in the Common Stock value above the base value of $3.00 per share in fiscal 1998, calculated on the last ninety (90) day average, the Company shall pay Chavez a cash bonus of $100,000 due no later than June 30 of each fiscal year. Chavez also is entitled to an automobile allowance of up to $650.00 per month. Mr. Chavez did not receive any bonus in fiscal 1998.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is responsible for structuring, evaluating and recommending to the Board of Directors the Company's executive compensation policies and the annual compensation of the executive officers and other senior management of the Company thereunder. In connection with such responsibilities, the Compensation Committee has exclusive authority to administer the Company's 1998 Stock Option Plan, including the grant of stock options and other awards thereunder. All other actions of the Compensation Committee are subject to the approval of the Board of Directors. The members of the Compensation Committee are Ms. Cardenas and Messrs. Chavarria and Dornier. Neither Ms. Cardenas nor Mr. Chavarria nor Mr. Dornier is an officer or employee of the Company. The Compensation Committee was appointed effective July 18, 1998, and thus did not meet during the fiscal year ended March 31, 1998.

                        PROPOSAL TO APPROVE AMENDMENT TO
                           ARTICLES OF INCORPORATION
                           TO CHANGE NAME OF COMPANY
                                   (ITEM II)


     The Board of Directors believes that it is desirable for the shareholders to consider and act upon a proposal to amend the Company's Articles of Incorporation (the "Articles") to change the name of the Company to a name that reflects the increased diversification of the Company's business. Pursuant to the proposal, the name of the Company will be changed from "Micro-Media Solutions, Inc." to "MSI Holdings, Inc."



     Other than changing the name of the Company to "MSI Holdings, Inc.," the proposed amendment in no way changes the Articles.



     The Board has adopted resolutions setting forth the proposed amendment to the Articles, declaring its advisability and directing that the proposed amendment be submitted to the shareholders for their approval at the Annual Meeting on September 21, 1998. If adopted by the shareholders, the amendment will become effective upon filing of Articles of Amendment to the Articles as required by the Utah Business Corporation Act.



     The following is the text of the proposed amendment in its entirety:



                                  "ARTICLE ONE



               The name of the corporation is MSI Holdings, Inc."


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE ARTICLES, AS PROPOSED ABOVE.

             PROPOSAL TO APPROVE ADOPTION OF 1998 STOCK OPTION PLAN
                                   (ITEM III)

BACKGROUND AND SUMMARY OF TERMS

     On July 18, 1998, the Board of Directors of the Company adopted the Micro-Media Solutions, Inc. 1998 Stock Option Plan (the "1998 Option Plan") pursuant to which options may be granted to the key employees of the Company and its subsidiaries for the purchase of shares of Common Stock, subject to the approval of the shareholders. At the Annual Meeting, shareholders are being asked to approve the 1998 Option Plan. The Company intends for all options granted under the 1998 Option Plan to conform with the provisions of Rule 16b-3 under the Exchange Act.

     The following description of the 1998 Option Plan is a summary, does not purport to be detailed, and is qualified in its entirety by reference to the provisions of the 1998 Option Plan itself. A copy of the 1998 Option Plan is attached as Exhibit "A" to this Proxy Statement.

     The 1998 Option Plan permits the grant of options to the key employees (including officers) of the Company and its subsidiaries to purchase shares of Common Stock. The employees eligible for options under the 1998 Option Plan are those employees whose performance and responsibilities are determined by the Compensation Committee of the Board of Directors to be influential to the success of the Company and its subsidiaries. The total number of shares of Common Stock available for grant under the 1998 Option Plan is 1,500,000 shares. The option period (i.e., the term of an option) may not be more than ten years from the date the option is granted. The Compensation Committee determines in its discretion the key employees who will receive grants, the number of shares subject to each option granted, the exercise price and the option period, and it administers and interprets the 1998 Option Plan. Approximately fifty (50) of the Company's employees are eligible to participate in the 1998 Option Plan.

     Full payment for shares purchased upon exercise of an option must be made at the time of exercise, and no shares may be issued until full payment is made. The exercise price of each option is payable in cash or by check or, if the applicable stock option agreement so provides, in shares of Common Stock at the fair market value per share on the date of exercise.

     Though the Compensation Committee has discretion to determine the terms of the exercise of any option, it is expected that options will generally be exercisable in equal annual installments over a four-year period. All installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until the expiration of the option period. Incentive stock options and, unless otherwise specified in the applicable stock option agreements, nonqualified stock options may not be transferred other than by will or by the laws of descent and distribution. If an optionee dies or becomes permanently disabled before the termination of his option without having totally exercised the option, the option may be exercised, to the extent that the optionee could have exercised it on the date of his death or disability, by
(i) in the case of death, his estate or the person who acquired the right to exercise the option by bequest or inheritance, or (ii) in the case of disability, the optionee or his personal representative, provided that the option is exercised before the date of the expiration of the option period of one year after the date of the optionee's death or disability, whichever occurs first.

     Both incentive stock options and nonqualified stock options may be granted under the 1998 Option Plan. The 1998 Option Plan requires that the exercise price of each incentive stock option will not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. No incentive stock option, however, may be granted under the 1998 Option Plan to anyone who owns more than 10% of the outstanding Common Stock unless the exercise price is at least 110% of the fair market value of the Common Stock at the date of grant and the option is not exercisable for more than five years after it is granted. There is no limit on the fair market value of incentive stock options that may be granted to an employee in any calendar year, but no employee maybe granted incentive options that first become exercisable during a calendar year for the purchase of stock with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An option (or an installment thereof) counts against the annual limitation only in the calendar year it first becomes exercisable.

     Unless the Board of Directors terminates it sooner, the 1998 Option Plan will terminate on July 18, 2008, and no options may be granted under the 1998 Option Plan thereafter. The Board of Directors or the Compensation Committee may amend, alter or discontinue the 1998 Option Plan without the shareholders' approval, except that the Board of Directors or the Compensation Committee does not have the power or authority to materially increase the number of securities that may be issued under the 1998 Option Plan or to materially modify the requirements of eligibility for participation in the 1998 Option Plan. The Board of Directors or the Compensation Committee, however, may make appropriate adjustments in the number of shares the 1998 Option Plan covers, in the number of outstanding options, and in the option exercise prices to reflect any stock dividend, stock split, share combination or other recapitalization and, with respect to outstanding options and option prices, to reflect any merger, consolidation, reorganization, liquidation or similar transaction involving the Company.

     On the date of this Proxy Statement, no options have been granted pursuant to the 1998 Option Plan.


     If the change of the Company's name from Micro-Media Solutions, Inc. to MSI Holdings, Inc. is approved by the shareholders of the Company, the 1998 Option Plan will be amended to change the name of the 1998 Option Plan to the "MSI Holdings, Inc. 1998 Option Plan."


TAX STATUS OF STOCK OPTIONS

     Pursuant to the 1998 Option Plan, the Compensation Committee may provide for an option to qualify either as an "incentive stock option" ("ISO") or as a "nonqualified option" for United States federal income tax purposes.

     Incentive Stock Options. All stock options that qualify under the rules of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (or one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

     If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock, but the employee's gain on exercise will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

     An optionee's stock option agreement may permit payment for stock upon the exercise of an ISO to be made with other shares of Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

     Nonqualified Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

     The foregoing statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

REQUIRED VOTE

     The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy is required to approve the 1998 Option Plan. If the requisite vote of the shareholders is not obtained, the 1998 Option Plan will be null and void.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1998 OPTION PLAN.

      PROPOSAL TO RATIFY THE APPOINTMENT OF BROWN, GRAHAM & COMPANY, P.C.
                            AS INDEPENDENT AUDITORS
                                   (ITEM IV)


     The firm of Brown, Graham & Company, P.C. has been the Company's independent certified public accountants since May 11, 1998. Brown, Graham & Company, P.C. has been approved by the Board of Directors as the Company's independent auditors for the fiscal year ending March 31, 1999, subject to ratification of such appointment by the shareholders. Representatives of Brown, Graham & Company, P.C. are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions by shareholders.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BROWN, GRAHAM & COMPANY, P.C. AS INDEPENDENT AUDITORS.

                            SHAREHOLDERS' PROPOSALS

     Shareholders must submit their proposals to the Secretary of the Company on or before April 15, 1999 for consideration at the Company's next Annual Meeting.

                                 MISCELLANEOUS
                                    (ITEM V)

     The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters.

     The information contained in the Proxy Statement relating to the occupations and security holdings of the directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

                                                                     EXHIBIT "A"

                          MICRO-MEDIA SOLUTIONS, INC.

                             1998 STOCK OPTION PLAN

     On July 18, 1998, the Board of Directors of Micro-Media Solutions, Inc. adopted the following 1998 Stock Option Plan:

     1. PURPOSE. The purpose of the Plan is to provide key employees with a proprietary interest in the Company through the granting of options which will:

          (a) increase the interest of the key employees in the Company's and its Subsidiaries' welfare;

          (b) furnish an incentive to the key employees to continue their services for the Company and its Subsidiaries; and

          (c) provide a means through which the Company and its Subsidiaries may attract able persons to enter its employ.

     2. ADMINISTRATION. The Plan will be administered by the Committee.

     3. PARTICIPANTS. The Committee shall, from time to time, select the particular key employees of the Company and its Subsidiaries to whom options are to be granted and who will, upon such grant, become participants in the Plan. For purposes of the Plan, "key employees" are those employees of the Company and its Subsidiaries whose performance and responsibilities are determined by the Committee to have a direct and significant effect on the performance of the Company and its Subsidiaries.

     4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to a key employee who owns more than 10% of the voting power of all classes of capital stock of the Company or its Parent or Subsidiaries. This limitation will not apply, however, if the option price is at least 110% of the fair market value of the capital stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

     5. SHARES SUBJECT TO PLAN. The Committee may not grant options under the Plan for more than 1,500,000 shares of Common Stock, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization, or the like of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

     6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any key employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under the Plan and all other incentive stock option plans (if any) of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the date of grant of each option) of the Common Stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for a key employee only for the calendar year such Common Stock is first purchasable under the terms of the option.

     7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to key employees of the Company or its Subsidiaries. The grant of an option to a key employee shall not be deemed to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan.

     8. GRANT OF OPTIONS. All the options under the Plan shall be granted by the Committee. The Committee is authorized to grant Incentive Options and Nonqualified Options. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the

Committee, but not inconsistent with the Plan, including (without limitation) provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Committee. A stock option agreement may provide that the option holder may exercise an option or a portion thereof by tendering shares of Common Stock, at the fair market value per share on the date of exercise, in lieu of cash payment of the exercise price. The Plan shall be submitted to the Company's shareholders for approval. The Committee may grant options under the Plan before the time of shareholder approval, and those options will be effective when granted; but if for any reason the shareholders of the Company do not approve the Plan within one year from the date of adoption of the Plan by the Board, all options granted under the Plan will terminate and be of no effect, and no such option may be exercised in whole or in part prior to such shareholder approval.

     9. OPTION PRICE. The option price of an Incentive Option shall not be less than 100% of the fair market value per share of the Common Stock (or 110% of such amount as required by Section 4) on the date the Incentive Option is granted. For purposes of the Plan, the fair market value of a share of the Common Stock shall be (i) if the Common Stock is traded on an established securities market, the closing price of such Common Stock on the trading day immediately preceding the day on which the option is granted, and (ii) if the Common Stock is not so traded, an amount determined by the Committee in good faith and based on such factors as it deems relevant to such determination.

     10. OPTION PERIOD. The Option Period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies another date (which can only be a later date if the option is an Incentive Option). No Incentive Option may terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options upon or subject to such terms, conditions, and restrictions as it may determine. The Committee may provide for termination of an option in the case of termination of employment or for any other reason.

     11. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue
Code) prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement, the option agreement may provide that the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death or disability, by (i) in the case of death, the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or (ii) in the case of disability, the participant or his personal representative; provided, that (in either case) the option is exercised prior to the date of its expiration or not more than one year from the date of the participant's death or disability, whichever first occurs. The date of disability of a participant shall be determined by the Committee.

     12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or, if the stock option agreement so permits, by tendering shares of Common Stock at the fair market value per share at that time, or on such other terms as are set forth in the applicable stock option agreement. The Committee may permit an option holder exercising an option to simultaneously exercise the option and sell a portion of the shares acquired, pursuant to a brokerage or similar arrangement authorized or approved in advance by the Committee, and use proceeds from the sale to pay the exercise price of the Common Stock acquired by exercise of the option. In addition, the participants shall tender payment of such amount as may be requested by the Company, if any, for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the exercise of an option. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a shareholder until shares are issued to him.

     13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period at such times, in such amounts, in accordance with such terms, and subject to such restrictions as are set forth in the applicable stock option agreements. A stock option agreement may provide for acceleration of exercise of an option upon termination of employment for any reason. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval, or consent of any governmental authority of any kind having jurisdiction over the exercise of options has not been taken or secured.

     14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS; ANTIDILUTION. The number of shares of Common Stock covered by each outstanding option, and the option or exercise price thereof, may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, or the like of or by the Company. In the event of a merger, consolidation, share exchange, reorganization, sale of all or substantially all assets, liquidation, recapitalization, separation, or the like of or by the Company, the Company (acting by or through the Board or the Committee) may make such arrangements as it deems advisable with respect to outstanding options granted under the Plan, and those arrangements shall be binding upon the participants, including (without limitation) arrangements for the substitution of new options for any options then outstanding (by conversion or otherwise), the assumption of any such outstanding options, or the payment for any such outstanding options. If
(i) the Company becomes a party to an agreement providing for the merger, consolidation, or share exchange of or by the Company, any other sale of all or substantially all of the outstanding Common Stock, or any sale of all or substantially all of the assets of the Company (in any case, a "Transaction") and the agreement provides that the holders of the outstanding shares of Common Stock will receive cash, securities, or other property directly or indirectly from one or more persons or entities other than the Company or any of its Subsidiaries (collectively, if more than one, the "Purchaser") upon the effectiveness of the Transaction, and (ii) the Company does not make arrangements for the substitution of new options from the Purchaser for any options then outstanding (by conversion or otherwise), the assumption of such options by the Purchaser, or the payment for such options, then the Plan shall terminate and any options outstanding under the Plan shall terminate upon the effectiveness of the Transaction; provided, however, that all outstanding options granted under the Plan (whether or not theretofore vested or exercisable) shall become immediately exercisable during the 15 days immediately preceding the effective date of the Transaction as well as on the effective date of the Transaction until it is effective. If the options will so terminate upon the effectiveness of a Transaction, the Company shall give each holder of an option at least ten days' notice of the opportunity to exercise his option before such termination. The Company shall, before the effectiveness of the Transaction, issue all Common Stock purchased by exercise of outstanding options, and that Common Stock shall be treated as issued and outstanding for purposes of the Transaction.

     15. TAX WITHHOLDING. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any option granted under the Plan. Such rules and procedures may provide that, in the case of the exercise of a Nonqualified Option, the withholding obligation shall be satisfied by the Company's withholding shares of Common Stock otherwise issuable upon exercise of such Nonqualified Option.

     16. NON-ASSIGNABILITY. Incentive Options and, except as otherwise provided by the applicable stock option agreements, Nonqualified Options may not be transferred other than by will or by the laws of descent and distribution. Except in the case of the death or disability of a participant, Incentive Options and, except as otherwise provided by the applicable stock option agreements, Nonqualified Options granted to a participant may be exercised only by the participant.

     17. INTERPRETATION. The Committee shall interpret the Plan and prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind or amend any or all of its rules and regulations.

     18. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board or the Committee without the approval of the shareholders of the Company, except that any amendment that would (i) materially increase the number of securities that may be issued under the Plan or (ii) materially modify the requirements of eligibility for participation in the Plan must be approved by the shareholders of the Company.

     19. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the options granted hereunder shall not affect in any way the right or power of the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. Nothing contained in the Plan or in any agreement for an option granted thereunder shall (i) confer upon any employee any right to continue in the employ of, or to hold any office or position with, the Company or any of its Subsidiaries or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

     20. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on July 18, 2008. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

     21. DEFINITIONS. For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the respective meanings indicated:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Committee" means the committee of the Board appointed to administer the Plan or, in the absence of such a Committee, the Board.

          (c) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

          (d) "Company" means Micro-Media Solutions, Inc., a Utah corporation.

          (e) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422 of the Internal Revenue Code.

          (f) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

          (g) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

          (h) "Option Period" means the period during which an option may be exercised.

          (i) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns capital stock possessing 50% or more of the total combined voting power of all classes of capital stock in one of the other corporations in the chain.

          (j) "Plan" means this 1998 Stock Option Plan, as may be amended from time to time.

          (k) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns capital stock possessing 50% or more of the total combined voting power of all classes of capital stock in one or the other corporations in the chain, and "Subsidiaries" means more than one or any such corporations.

                          MICRO-MEDIA SOLUTIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

     1. Grant of Option. Pursuant to the 1998 Stock Option Plan (the "Plan") for key employees of Micro-Media Solutions, Inc. (the "Company") and its Subsidiaries, the Company grants to

             ------------------------------------------------------
                             (the "Option Holder")

an Incentive Option to purchase from the Company a total of        shares of
Common Stock at $     per share (being at least the fair market value per share
of the Common Stock on the date of this grant) in the amounts, during the periods, and upon the terms and conditions set forth in this Agreement.

     2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this option is exercisable in the following cumulative installments:

          (a) Up to   % of the total optioned shares at any time on or after
                                                                        ,      ;

          (b) Up to an additional   % of the total optioned shares at any time
     on or after             ,      ;

          (c) Up to an additional   % of the total optioned shares at any time
     on or after             ,      ; and

          (d) Up to an additional   % of the total optioned shares at any time
     on or after             ,      .

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In the event of the Option Holder's termination of employment with the Company and its Subsidiaries for any reason, this option will be exercisable only to the extent that the Option Holder could have exercised it on the date of his termination of employment. The installments of this option may become exercisable earlier than stated above in this Section 2 to the extent provided in Section 14 of the Plan.

     3. Subject to Plan. This option and the grant and exercise thereof are subject to the terms and conditions of (including, without limitation, the definitions set forth in) the Plan, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

     4. Term. This option will terminate at the first of the following:

          (a) 5 p.m., Austin, Texas time, on             , 20  .

          (b) 5 p.m., Austin, Texas time, on the date one year following the date the Option Holder's employment with the Company and its Subsidiaries terminates by reason of the Option Holder's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code).

          (c) 5 p.m., Austin, Texas time, on the date the Option Holder's employment with the Company and its Subsidiaries terminates for Cause. In this Agreement, "Cause" shall be deemed to have occurred if the Option Holder's employment is terminated because of (i) the Option Holder's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the Option Holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iii) the Option Holder's commission of material mismanagement in the conduct of his duties as assigned to him by the Company; (iv) the Option Holder's willful failure to execute or comply with the policies of the Company or his stated duties as established by the Company, or intentional failure to perform his stated duties; or (v) the illegal use of drugs on the part of the Option Holder. The determination that there exists "Cause" for termination shall be made in good faith by the Company, and such determination shall be conclusive.

          (d) 5 p.m., Austin, Texas time, on the date three months following the date the Option Holder's employment with the Company and its Subsidiaries terminates for any reason other than death, disability, or Cause.

     5. Who May Exercise. Except in the case of the death or disability of the Option Holder, this option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled prior to the termination date specified in Section 4(a) hereof without having exercised this option as to all of the optioned shares, this option may be exercised to the extent the Option Holder could have exercised this option on the date of his death or disability at any time prior to the earlier of the dates specified in Sections 4(a) and 4(b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise this option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan, and applicable laws, rules, and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

     6. Restrictions on Exercise. This option:

          (a) may be exercised only with respect to full shares, and no fractional share of stock shall be issued;

          (b) may not be exercised in whole or in part, and no cash or certificates representing shares subject to this option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options has not been obtained; and

          (c) may be exercised only if at all times during the period beginning with the date of the ranting of this option and ending on the date three months prior to the date of exercise the Option Holder was an employee of either the Company or a Subsidiary; provided, that if the Option Holder's continuous employment is terminated by (i) Cause, this option will terminate as provided in Section 4(c), (ii) disability, this option may be exercised in accordance with Section 5, or (iii) death, or if the Option Holder dies within that three-month period, this option may be exercised in accordance with Section 5.

     7. Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Option Holder or beneficiary shall, in order to exercise this option,

          (a) give written notice to the Company of the exercise price and the number of shares which he will purchase; and

          (b) give written notice to the Company, if he desires to tender other shares of Common Stock in exchange for option shares, of the number of shares for which he is requesting approval from the Company for a stock tender.

     Any notice shall include an undertaking to furnish or execute such documents as the Company in its discretion shall deem necessary to (i) evidence such exercise, in whole or in part, of the option evidenced by this Agreement,
(ii) determine whether registration is then required under the Securities Act of 1933, or any other similar law, as then in effect, and (iii) comply with or satisfy the requirements of the Securities Act of 1933, or any other similar law, as then in effect.

     In addition, if an exercise is under paragraph (a) of this Section 7, the notice shall be accompanied by full payment in United States dollars of the option exercise price for the shares of Common Stock being purchased.

     Alternatively, if an exercise under paragraph (b) of this Section 7 is requested, the notice shall include an undertaking to tender to the Company, promptly after receipt of (i) any denial by the Company of the request, full payment in United States dollars of the option exercise price for the shares of Common Stock being purchased hereunder or (ii) approval by the Company of exercise of this option by payment of Common Stock, full payment in Common Stock in exchange for shares being purchased hereunder.

     If the Company approves payment by the Option Holder by tendering shares of Common Stock, the Company may also, upon confirming that the Option Holder owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of this option less the number of shares being tendered upon the exercise and return to the Option Holder (or not require surrender of) the certificate for the shares being tendered upon the exercise.

     If the Option Holder does not elect, or is not permitted, to exercise this option by tendering shares of Common Stock, the Company may permit the Option Holder to exercise this option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a securities broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price; provided, that the Option Holder and the broker comply with such procedures, and enter into such agreements of indemnity and other agreements, as the Company may prescribe as a condition of such payment procedure.

     8. Non-Assignability. This option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

     9. Rights of Shareholder. The Option Holder will have no rights as a shareholder with respect to any shares covered by this option until the issuance of a certificate or certificates to the Option Holder for those shares. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

     10. Capital Adjustments; Antidilution. The number of shares of Common Stock covered by this option, and the option or exercise price thereof, may be adjusted to reflect, as deemed appropriate by the Committee any stock dividend, stock split, share combination, share exchange, sale of all or substantially all outstanding capital stock, recapitalization, merger, consolidation, separation, reorganization, sale of all or substantially all assets, liquidation, or the like of or by the Company. The Company (acting by or through the Board or the Committee) may also, in the event of any transaction of the kind described in the preceding sentence, make such arrangements as it deems advisable with respect to outstanding options granted under the Plan, and those arrangements shall be binding upon Option Holder. As provided in Section 14 of the Plan, those arrangements may include (without limitation) the substitution of new options for any options then outstanding, the assumption of any such options, or payment for the outstanding options. Any such arrangements relating to the option evidenced by this Agreement shall comply with the requirements of Section 422 of the Internal Revenue Code and the regulations thereunder.

     11. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with, and governed by, the laws of such State.

     12. Date of Grant. The date of grant of this option is           ,
          .

     13. Notices. All notices or other communications required or permitted hereunder to be given to either of the parties hereto shall be in writing and shall be effective upon receipt by the party entitled to such notice when personally delivered or when transmitted by overnight or same-day courier or by United States registered or certified mail, postage prepaid, to the appropriate one of the following addresses:

     If to the Company:

         Micro-Media Solutions, Inc.
         501 Waller Street
         Austin, Texas 78702
         Attention: Jose G. Chavez

     If to the Option Holder:

A party's address for notice may be changed by that party's giving notice of such change of address to the other party hereto in accordance with the foregoing provisions of this Section 13.

     14. Inurement. Subject to the restrictions against transfer or assignment set forth herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the assignee, successors in interest, personal representatives, guardians, estates, heirs, and legatees of the parties hereto (as appropriate). Except as permitted or contemplated by this Agreement, the Option Holder agrees that he or she will not hypothecate or otherwise create or suffer to exist any lien, claim, or encumbrance on this option. Except as provided herein, this Agreement is not intended to confer any rights or benefits upon any person or entity that is not a party hereto.

     15. Severability and Reformation. The parties intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision is too broad to be enforced as written, the parties intend that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of this Agreement is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

     16. Attorneys' Fees. If any legal action is brought by either party to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled, in addition to any other relief which may be awarded, to recover from the other party the prevailing party's reasonable attorneys' fees together with its other costs and reasonable and necessary expenses incurred in connection with such litigation.

     17. Definitions; Gender and Number. In this Agreement, (i) terms with their initial letters capitalized are used as defined in the Plan, unless otherwise defined herein, and (ii) whenever required by the context, the pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa.

     18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Option Holder, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement to be effective as of the date specified in Section 12 hereof.

                                            Company:

                                            MICRO-MEDIA SOLUTIONS, INC.

                                            By:

                                            Option Holder:

                          MICRO-MEDIA SOLUTIONS, INC.

    The undersigned hereby (i) acknowledges receipt of the Notice dated July 31, 1998, of the Annual Meeting of Shareholders of Micro-Media Solutions, Inc. (the "Company") to be held at the Company's offices located at 501 Waller Street, Austin, Texas on Monday, September 21, 1998 at 10:00 a.m., local time, and the Proxy Statement in connection therewith; and (ii) appoints Jose G. Chavez and Mitchell C. Kettrick, and each of them, his/her proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

(a) Proposal to elect five directors to serve until the 1999 annual meeting of shareholders, or until their respective successors are elected and qualified.

[ ] FOR all nominees listed below (except as              [ ] WITHHOLD AUTHORITY to vote for all nominees
    marked to the contrary)                                   listed below

 Directors: Jose G. Chavez, Mitchell C. Kettrick, Ernest M. Chavarria, Blandida
                            Cardenas, Daniel Dornier

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.)

--------------------------------------------------------------------------------
(b) Proposal to approve and ratify the appointment by the Board of Directors of Brown, Graham & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 1998.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(c) Proposal to approve adoption of the Micro-Media Solutions, Inc. 1998 Stock Option Plan.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(d) Proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to MSI Holdings, Inc.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

(e) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

          [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                          Dated:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Please date this Proxy and sign your
                                          name exactly as it appears hereon.
                                          Where there is more than one owner,
                                          each should sign. When signing as an
                                          attorney, administrator, executor,
                                          guardian or trustee, please add your
                                          title as such. If executed by a
                                          corporation, the Proxy should be
                                          signed by a duly authorized officer.

                                          Please date, sign and mail this proxy
                                          card in the enclosed envelope. No
                                          postage is required.